UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2014

SPRAGUE RESOURCES LP

(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 International Drive

Portsmouth, NH 03801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2014, (i) Sprague Operating Resources LLC, a Delaware limited liability company (“Sprague”), and (ii) Metromedia Gas & Power, Inc., a Delaware corporation (“MMGP”), Metromedia Gas LLC, a Delaware limited liability company (“MMG”), Metromedia Energy, Inc., a New Jersey corporation (“MME”), EnergyEXPRESS, Inc., a Massachusetts corporation (“EEI”), and Metromedia Power, Inc., a Delaware corporation (“MMP” and, together with MMGP, MMG, MME and EEI, “Metromedia”) entered into an Asset Purchase Agreement pursuant to which Sprague has agreed to acquire substantially all of the assets and assume certain liabilities of Metromedia (the “Asset Purchase Agreement”). Terms used but not otherwise defined herein are used as defined in the Asset Purchase Agreement.

As consideration for the asset sale, Sprague will (i) make cash payments equal to $22,000,000, plus an amount equal to Metromedia’s cost for natural gas inventory held at closing, plus an amount equal to security deposits made by Metromedia and outstanding as of the closing, and (ii) assume certain liabilities relating to future performance under assigned contracts and accrued paid time off for employees of Metromedia hired by Sprague.

Each of Sprague and Metromedia have agreed to certain customary representations, warranties and covenants in the Asset Purchase Agreement. Prior to the closing, except as consented to by Sprague, Metromedia has also agreed to continue its operations in the ordinary course of business and not take certain actions as specified in the Asset Purchase Agreement. Metromedia is also restricted from soliciting offers or entering into discussions or negotiations with any third parties relating to the sale of any portion of the Business or the Purchased Assets. The consummation of the transaction is subject to the satisfaction or waiver of customary conditions, as set forth in the Asset Purchase Agreement, including, among other things, receipt of certain third party consents and regulatory approvals.

The Asset Purchase Agreement may be terminated at any time prior to the Closing by mutual written agreement of the parties; by any party if any of the conditions in Sections 7.01, 7.02 or 7.03, as applicable, of the Asset Purchase Agreement shall not have been fulfilled by October 31, 2014; by any party if the transactions contemplated by the Asset Purchase Agreement become illegal or are prohibited by law; by the non-breaching party if a party breaches certain obligations under the Asset Purchase Agreement, and if capable of being cured, such breach is not cured within the time periods set forth in the Asset Purchase Agreement.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and a copy of the press release of Sprague regarding the Asset Purchase Agreement is attached hereto as Exhibit 99.1. Each of the foregoing exhibits is incorporated herein by reference. The description of the Asset Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.

The Asset Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Asset Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in Sprague’s public disclosures.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for Sprague, including statements about the expected timetable for consummation of the proposed transaction, and any other statements about Sprague, or about Sprague’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of certain consents required in connection with the transaction which may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate Metromedia’s operations into those of Sprague; the possibility that the integration of Metromedia into Sprague may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers); the ability of Sprague to retain certain key employees of Metromedia; and the other factors described in Sprague’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Sprague assumes no obligation to update the information in this Current Report on Form 8-K, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward looking statements that speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated September 10, 2014, by and among Sprague Operating Resources LLC, Metromedia Gas & Power, Inc., Metromedia Gas LLC, Metromedia Energy, Inc., EnergyEXPRESS, Inc. and Metromedia Power, Inc.

99.1	Press Release of Sprague dated September 11, 2014

*	Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules and exhibits to the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules and exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By: Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary

Dated: September 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated September 10, 2014, by and among Sprague Operating Resources LLC, Metromedia Gas & Power, Inc., Metromedia Gas LLC, Metromedia Energy, Inc., EnergyEXPRESS, Inc. and Metromedia Power, Inc.

99.1	Press Release of Sprague dated September 11, 2014

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